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                       GT GLOBAL FLOATING RATE FUND, INC.

                SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 4, 1997

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THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO GT
GLOBAL FLOATING RATE FUND, INC. (THE "FUND") AND FLOATING RATE PORTFOLIO (THE "PORTFOLIO"):

On January 30, 1998, Liechtenstein Global Trust ("LGT"), the indirect parent organization of Chancellor LGT Senior Secured Asset Management, Inc. (the "Manager") and Chancellor LGT Asset Management, Inc. (the "Sub-Adviser"), entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes the Manager. AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and A I M Management Group Inc. Consummation of the transaction is subject to a number of contingencies, including regulatory approvals. Because the transaction would constitute an assignment of the Portfolio's investment management and sub-advisory agreements under the Investment Company Act of 1940 (and, therefore, a termination of such agreements), it is anticipated that the approval of the Portfolio's Board of Trustees and the Fund's shareholders of new investment management arrangements will be sought. The Manager anticipates that the new investment management arrangements will be presented for shareholder approval, and anticipates that the transaction will close, on or about May 31, 1998.

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO THE PORTFOLIO:

Effective February 27, 1998, the portfolio manager for the Fund is Anthony R. Clemente, who for the past five years has been a Vice President in the fixed income department of Merrill Lynch Asset Management and who previously assisted in all aspects of development, marketing and management of Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Prime Rate Portfolio. Also effective February 27, 1998, day-to-day management of the sub-advised assets of the Portfolio will be provided by Parag Saxena, who for the past five years has been a Managing Director of the Sub-Adviser.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc. (San Francisco), and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Prior to October 31, 1996, Mr. Saxena was an employee only of Chancellor Capital.

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FRFST802M                                                          March 3, 1998